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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2000


                           ALAMOSA PCS HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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
               Delaware                                5-58523                              75-2853707
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)

        4403 Brownfield Highway
            Lubbock, Texas
    (Address of principal executive                                                           79407
               offices)                                                                     (Zip Code)
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       Registrant's telephone number, including area code: (806) 722-1100

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 27, 2000, Alamosa PCS Holdings, Inc., a Delaware corporation, announced its earnings for the quarter ended June 30, 2000. A copy of the press release, dated July 27, 2000, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1              Press release dated July 27, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALAMOSA PCS HOLDINGS, INC.

Date: July 28, 2000
                                            By:    /s/ DAVID E. SHARBUTT
                                               -------------------------
                                            Name:  David E. Sharbutt
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer





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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER               DESCRIPTION
-------              -----------
99.1                 Press release dated July 27, 2000.
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